Exhibit 10.2

AMENDMENT TO

METROPOLITAN HEALTH NETWORKS, INC.

OMNIBUS EQUITY COMPENSATION PLAN

This Amendment (the “Amendment”) to the Metropolitan Health Networks, Inc. (the “Company”) Omnibus Equity Compensation Plan, originally approved by the Company’s shareholders on June 23, 2005, is hereby made and is effective as of June 14, 2011, following the approval of the adoption of an amendment to the Plan (as defined below) by the shareholders of the Company.

RECITALS

A.   The Company’s Omnibus Equity Compensation Plan was (i) originally approved by the Company’s shareholders on June 23, 2005, (ii) subsequently amended, following the vote of the Company’s shareholders on June 26, 2008, to increase by 3,000,000 the number of shares of common stock of the Company (“Shares”) available for issuance thereunder, and (iii) amended and restated most recently following the vote of the Company’s shareholders on June 18, 2009 (such Omnibus Equity Compensation Plan, as amended and restated, is referred to herein as the “Plan”).

B.   At its meeting held on February 28, 2011, in light of the number of Shares then-available for issuance under the Plan, the Board of Directors of the Company determined that, subject to shareholder approval, the maximum number of Shares available for issuance under the Plan should be increased by 3,000,000 shares, and submitted such determination to the Company’s shareholders for approval.

C.   On the date hereof, at the 2011 Annual Meeting of the Shareholders of the Company, the shareholders voted in favor of approving the amendment to the Plan to increase the number of Shares reserved for issuance thereunder by 3,000,000, from 9,000,000 to 12,000,000.

D.   The Plan, in the definition of “Fair Market Value” refers to the NYSE Alternext US Exchange, which has subsequently changed its name to the “NYSE Amex Equities” Exchange.

NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended, effective as of the date hereof, as follows:

1.   Section 2.20 of the Plan is hereby amended by replacing “NYSE Alternext US Exhange” with “NYSE Amex Equities Exchange (or any successor exchange thereto or name thereof)”.

2.   Section 3.6 of the Plan is hereby amended by deleting “9,000,000” and replacing such number with “12,000,000”.

[Signature page immediately follows]

This Amendment is hereby executed as of June 14, 2011.

METROPOLITAN HEALTH NETWORKS, INC.

By:
Authorized Officer

ATTEST:
(Corporate Seal)

Secretary